Prospectus supplement dated August 3, 2020
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about September 25, 2020, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Century Income & Growth Fund: Class A	American Century Disciplined Core Value Fund – Class A
PROS-2020-189
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